Exhibit 10.26

1º ADITIVO AO CONTRATO DE LOCAÇÃO	1ST AMENDMENT TO THE LEASE AGREEMENT

1. CONSIDERAÇÕES INICIAIS	1. PRELIMINARY

1.1. RAÍZEN ENERGIA S/A (“Raízen”), companhia constituída e existente em conformidade com o direito brasileiro, com sede social na Avenida Brigadeiro Faria Lima, 4.100, 11° andar – Itaim Bibi, CEP 04538-132, São Paulo, Estado de São Paulo, inscrita no CNPJ sob o nº 08.070.508/0001-78, e/ou suas Afiliadas, e AMYRIS FERMENTAÇÃO DE PERFORMANCE LTDA (“Amyris” e, juntamente com a Raízen, “Partes”), sociedade limitada constituída e existente em conformidade com o direito brasileiro, com sede na Fazenda Pau D’Alho, s/n, CP 54 Planta Amyris, Zona Rural, CEP 17.340-000, Barra Bonita, Estado de São Paulo, Brasil, inscrita no CNPJ sob o nº 30.832.226/0001-10, resolvem celebrar o presente aditivo ao contrato de locação celebrado em 10 de maio de 2019 (“Aditivo”), que será regido pelos seguintes termos e condições:

1.1. RAÍZEN ENERGIA S/A (“Raízen”), a company organized and existing under the laws of Brazil, with its headquarters at Avenida Brigadeiro Faria Lima, 4100, 11th floor – Itaim Bibi, CEP 04538-132, in the City of São Paulo, State of São Paulo, enrolled with CNPJ under No. 08.070.508/0001-78, and/or its affiliates, and AMYRIS FERMENTAÇÃO DE PERFORMANCE LTDA (“Amyris” and, jointly with Raízen, “Parties”), a limited liability company organized and existing under the laws of Brazil, with its headquarters at Fazenda Pau D’Alho, s/n, CP 54 Planta Amyris, Zona Rural, CEP 17.340-000, Barra Bonita, State of São Paulo, Brazil, enrolled with CNPJ under No. 30.832.226/0001-10, resolve to enter into this amendment to the lease agreement executed on May 10, 2019 (“Amendment”), which shall be subject to the following terms and conditions:

CONSIDERANDO QUE a Amyris e a Raízen celebraram contrato de locação em 10 de maio de 2019 (“Contrato”), o qual passou a vigorar em 15 de maio de 2019, com a aquisição da Área pela Raízen; e	WHEREAS Amyris and Raízen entered into a lease agreement on May 10, 2019 (“Agreement”), which became effective on May 15, 2019, upon the acquisition of the Site by Raízen; and

CONSIDERANDO QUE as Partes desejam aditar o Contrato para alterar a data de início de pagamento do Aluguel para setembro de 2019, bem como alterar a forma de pagamento do Aluguel;	WHEREAS the Parties wish to amend the Agreement in order to change the start date for the payment of the Price to September 2019, as well as change the form of payment of the Price ; and

CONSIDERANDO QUE em virtude da prorrogação da data de início de pagamento do Aluguel, o valor do Aluguel somente será atualizado a partir de setembro de 2020;	WHEREAS due to the extension of the start date for the payment of the Price, the Price will only be readjusted starting on September 2020;

CONSIDERANDO QUE a Amyris
contratou fiança bancária em 27 de novembro de 2019 com validade até 01 de dezembro de 2020, tendo apresentado à Raízen o respectivo documento comprobatório em 05 de Agosto de 2020; e
WHEREAS on November 27, 2019, Amyris contracted a financial guarantee valid until December 1, 2020, which guarantee has been presented to Raízen on August 05, 2020 and;

CONSIDERANDO QUE, na presente data, as Partes decidem celebrar este Aditivo.	WHEREAS, on the present date, the Parties wish to enter into this Amendment.

2. DEFINIÇÕES	2. DEFINITIONS

2.1. Exceto se definidos de forma diversa neste Aditivo, todos os termos e expressões iniciados em letra maiúscula terão o significado atribuído no Contrato.	2.1. Except if otherwise defined herein, all terms and expressions initiated in capital letters shall have the meaning ascribed to them in the Agreement.

3. ALUGUEL	3. PRICE

3.1.    Em virtude da alteração da data de início do pagamento do Aluguel, a Cláusula
8.1 do Contrato passará a vigorar com a seguinte redação:

8.1. O Aluguel será de R$ 44.000,00 (quarenta e quatro mil reais) mensais para os 3 (três) primeiros anos deste Contrato e R$ 40.000,00 (quarenta mil reais) mensais a partir do terceiro aniversário deste Contrato, vencíveis no dia 20 (vinte) de cada mês, durante o Prazo. O primeiro pagamento do Aluguel será no dia 20 de setembro de 2019.

3.1.    Due to the extension of the start date for the payment of , the Price Clause
8.1 of the Agreement shall hereinafter be read as follows:

8.1. The Price shall be (i) R$ 44.000,00 (forty four thousand reais) monthly for the first 3 (three) years of this Agreement, and R$ 40,000.00 (forty thousand reais) monthly from the third anniversary of this Agreement, which shall be due up to the twentieth (20th) day of each month, during the Term. The first payment of the Price will be on September 20, 2019.

4. PAGAMENTO	4. PAYMENT

4.1. Em virtude da alteração da forma de pagamento do Aluguel, a Cláusula 9.1 do Contrato passará a vigorar com a seguinte redação:

9.1. O pagamento do Aluguel devido à Raízen será efetuado pela Amyris, mediante o depósito na conta corrente de titularidade da Raízen, ficando

4.1. Due to the amendment of the form of payment of, the Price Clause 9.1 of the Agreement shall hereinafter be read as follows:

9.1. Amyris shall pay the Price to Raízen via direct deposit in the account owned by Raízen.

a quitação do Aluguel mensal condicionada à comprovação do crédito na conta corrente.	The receipt of the monthly Price is subject to proof of credit in Raízen's account.

5. DAS OBRIGAÇÕES DA AMYRIS	5. AMYRIS’S OBLIGATIONS

5.1.Em virtude da data em que a Amyris apresentou a fiança bancária à Raízen, a Cláusula 5.2 do Contrato passará a vigorar com a seguinte redação:

5.2.Como garantia da presente locação, a Amyris concluiu em 27 de novembro de 2019 junto ao Banco Itaú a carta de fiança bancária, no valor de cobertura de R$ 132.000,00 (cento e trinta e dois mil reais), equivalente a 3 (três) Aluguéis, e validade até 01 de dezembro de 2020, tendo apresentado documentos comprobatórios de tal garantia à Raízen em 05 de Agosto de 2020. A Amyris se compromete a renovar tal garantia perante ao Banco Itaú ou firmar novo contrato de fiança locatícia ou fiança bancária, em termos similares, com validade até o término do Prazo, garantindo não só o pagamento do Aluguel, mas também débitos de qualquer natureza decorrentes das obrigações assumidas no presente Contrato, com previsão expressa de renúncia ao benefício da ordem e prazo de execução de 72 (setenta e duas) horas.

5.1.Due to the date Amyris presented a financial guarantee to Raízen, Clause 5.2 of the Agreement shall hereinafter be read as follows:

5.2.Amyris conclude on November 27, 2019 with Itaú Bank the letter of guarantee covering for the amount of R$ 132,000.00 (one hundred and thirty-two thousand reais), equivalent to 3 (three) times the Price, and expiration on December, 1, 2020, which guarantee was presented to Raízen on August 05, 2020. Amyris agrees to renew such guarantee with Itaú Bank, or execute a new bail guarantee or financial guarantee, in similar terms. Valid until the end of the Term, guaranteeing not only the payment of the Price, but also debts of any nature arising from the obligations assumed under this Agreement, with express provision for waiving the benefit of the order and term of execution of 72 (seventy-two) hours.

6. DEMAIS DISPOSIÇÕES	6. GENERAL PROVISIONS

6.1. Todos os demais termos e condições acordados entre as Partes no Contrato que não tenham sido ora modificadas permanecem válidas e inalteradas e são ora ratificadas.	6.1. All other terms and conditions agreed between the Parties in the Agreement that were not hereby modified shall continue in full force and effect and are hereby ratified.

Estando, assim, justas e contratadas, as Partes firmam o presente em 2 (duas) vias de igual teor e forma, para todos os efeitos legais, na presença das 2 (duas) testemunhas abaixo.	In witness whereof, the Parties sign this Agreement in two (2) original counterparts of equal content and form, in the presence of two (2) witnesses who also sign it below.

São Paulo, 13 de agosto de 2020 / August 13, 2020.

           /s/ Antônio Simões Rodrigues Junior /s/ Raphaella Gomes
RAÍZEN ENERGIA S.A.
Nome/Name: Antônio Simões Rodrigues Junior / Raphaella Gomes
Cargo/Title: VP of Logistics, Distribution and Energy / Director of Biomass & Renewables

/s/ Giani Ming Valent /s/ Reginaldo de S. Pereira Schwery AMYRIS FERMENTAÇÃO DE PERFORMANCE LTDA. Nome/Name: Giani Ming Valent / Reginaldo de S. Pereira Schwery Cargo/Title: Engineering Director / CFO
Testemunhas/Witnesses: /s/ Laura Makiko Asano	/s/ Pamella Favrin de Oliveira
Nome/Name: Laura Makiko Asano RG: 30.750.124-3 CPF: 312.445.818-44	Nome/Name: Pamella Favrin de Oliveira RG: 43.000.685-8 CPF: 388.312.208-45